EXHIBIT 99.6

                                                                  EXECUTION COPY

            This ADMINISTRATION AGREEMENT dated as of March 27, 2002 (this "Agreement") between SLC STUDENT LOAN TRUST-I, a Delaware business trust (the "Issuer") and THE STUDENT LOAN CORPORATION, a Delaware corporation, as administrator (the "Administrator").

                              W I T N E S S E T H :
                              - - - - - - - - - -

            WHEREAS, the Issuer was formed pursuant to the trust agreement, dated December 20, 2001, by and between the SLC Student Loan Receivables I, Inc., a Delaware corporation, as depositor (the "Depositor") and Wilmington Trust Company, a Delaware banking corporation, as owner trustee (the "Owner Trustee"), as amended and restated by the Amended and Restated Trust Agreement, dated as of March 27, 2002 (the "Trust Agreement"), by and between the Depositor and the Owner Trustee;

            WHEREAS, the Trust will from time to time issue and sell series of student loan asset-backed notes (the "Notes") pursuant to the Indenture, (capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture of Trust dated as of March 27, 2002, among the Issuer, Bankers Trust Company, as Indenture Trustee, and Bankers Trust Company, as Eligible Lender Trustee, which also contains rules of usage and construction that shall be applicable herein;

            WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Notes, including the Indenture, one or more Supplemental Indentures, the Eligible Lender Trust Agreement and the Loan Sale and Contribution Agreement (Depositor to Trust);

            WHEREAS, pursuant to the Basic Documents, the Issuer is required to perform certain duties in connection with the Notes and the Collateral therefor pledged pursuant to the Indenture;

            WHEREAS, the Issuer desires to have the Administrator perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the other Basic Documents as the Issuer may from time to time request; and

            WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer on the terms set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            Section 1.

Representations of the Administrator. The Administrator makes the following representations on which the Issuer and any Swap Counterparties are deemed to have relied. The representations speak as of the execution and delivery of this Agreement and shall be deemed to be made on each of the Closing Dates and shall survive the periodic sale of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

            (a) Organization and Good Standing. The Administrator is a Delaware corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite power and authority to execute, deliver and perform its obligations under this Agreement.

            (b) Power and Authority of the Administrator. The Administrator has taken all action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

            (c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Administrator, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

            (d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the charter or by-laws of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties. Performance by the Administrator with the terms hereof and with the transactions contemplated by this Agreement shall not result in the loss of any Guarantee Payments by the Trust or any reinsurance payments with respect to any Financed Student Loan by the applicable Guarantor.

            (e) No Proceedings. There are no proceedings or investigations pending against the Administrator or, to its best knowledge, threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents to which the Administrator is a party, (ii) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents or the Notes or
(iv) seeking to affect adversely the federal or state income tax attributes of the Issuer or the Notes.

            (f) All Consents. All authorizations, consents, licenses, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement and the performance by the Administrator of its duties as contemplated by this Agreement have in each case been duly obtained, effected or given and are in full force and effect.

            Section 2. Duties of the Administrator.

            (a) Duties with Respect to the Basic Documents. The Administrator shall perform all its duties as Administrator and the duties of the Issuer under the Basic Documents. In addition, the Administrator shall consult with the Owner Trustee and the Eligible Lender Trustee as the Administrator deems appropriate regarding the duties of the Issuer under the Basic Documents. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee and the Eligible Lender Trustee when action is necessary to comply with the Issuer's duties under the Basic Documents. The Administrator shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Basic Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Indenture or any Supplemental Indenture, including such of the foregoing as are required with respect to the following matters (references below in this subsection (a) being to sections of the Indenture):

                  (A) the duty to cause books for the registration and for the transfer of the Notes to be kept by the Indenture Trustee which has been appointed the transfer agent of the Issuer for the Notes (Section 1.03);

                  (B) the preparation of or obtaining of the documents and
            instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 1.05);

                  (C) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of any Financed Student Loans from the lien of the Indenture (Section 4.08);

                  (D) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for a transfer of the Notes (Section 1.03);

                  (E) the obtaining and preservation of the Issuer's
            qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, and each other instrument and agreement included in the Indenture Trust Estate (Section 3.12);

                  (F) the preparation of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments necessary to protect the Indenture Trust Estate (Section 3.04);

                  (G) the duty to cause the diligent enforcement of all of the terms, covenants and conditions of the Servicing Agreement and, if any Servicer Default arises from the failure of the Servicer to perform any of its duties under the Servicing Agreement, the taking of all reasonable steps available to remedy such failure; (Section 3.05);

                  (H) the preparation of or obtaining documents and instruments required with respect to the execution of Supplemental Indentures and the mailing to the Noteholders, each Rating Agency and any Swap Counterparties of notices with respect to such Supplemental Indentures (Sections 7.01, 7.02 and 7.04);

                  (I) the compliance with any written directive of the Indenture
            Trustee with respect to the sale of the Indenture Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

                  (J) the preparation and, after execution by the Issuer, the filing with the Commission, any applicable State agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies and the transmission of such summaries to the Noteholders (Section 3.17);

                  (K) the filing of the Indenture, if applicable (Section 6.03);

                  (L) the preparation and delivery of monthly statements to the
            Note Owners, to the Indenture Trustee and to the Rating Agencies, for the Indenture Trustee to forward within five (5) days of receipt to each Note Owner (Section 11.04); and

                  (M) the preparation and obtaining of documents and instruments required by the Student Loan Acquisition Certificate (Exhibit A);

            The Administrator shall provide to the Owner Trustee and the Eligible Lender Trustee a list of jurisdictions in which the Issuer is required to be licensed.

            (b) Duties with Respect to the Issuer.

            (i) In addition to the duties of the Administrator set forth above and in the other Basic Documents, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the federal and state securities and tax laws, and shall take all appropriate action that is the duty of the Issuer to take pursuant to the Basic Documents. In furtherance thereof, the Issuer shall, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 9 hereof, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer and are reasonably within the capability of the Administrator.

            (ii) Notwithstanding anything in this Agreement or the other Basic Documents to the contrary, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Rating Agencies and the Servicer, an Administrator's Certificate (the "Administrator's Certificate") containing all the information necessary:

                  (A) to pay the Department any Consolidation Fees due and
            payable to the Department, to the extent such Consolidation Fees are not being deducted by the Department out of Special Allowance Payments or Interest Subsidy Payments, which Administrator's Certificate shall be delivered on the date that is three (3) Business Days prior to the date such fees are to be remitted to the Department;

                  (B) to pay the Depositor, pursuant to Section 2 of the Loan
            Sale and Contribution Agreement and the related Loan Transfer Addendum, on each Transfer Date, the purchase amount for Financed Student Loans purchased by the Eligible Lender Trustee on behalf of the Issuer on such date;

                  (C) to pay the Servicer the Servicing Fee from funds on
            deposit in the Operating Fund pursuant to the terms of the Servicing Agreement;

                  (D) to make all the distributions required by Sections 2(d),
            2(e), 2(f) and 2(g) to be delivered on each Determination Date; and

                  (E) to prepare (or cause to be prepared) and furnish (or cause to be furnished) to each Noteholder and to the Internal Revenue Service and state and local taxing authorities, as applicable, such tax information, forms and reports as may be required by applicable law.

            (iii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer or the Noteholders than would be available from unaffiliated parties.

            (c) Establishment and Maintenance of Trust Accounts.

            (i) The Administrator, for the benefit of the Noteholders, shall establish and maintain with the Indenture Trustee an Eligible Deposit Account in the name of the Trust (the "Acquisition Fund"). The Acquisition Fund will initially be established as a segregated trust account with the corporate trust department of Bankers Trust Company.

            (ii) The Administrator, for the benefit of the Noteholders, shall establish and maintain with the Indenture Trustee an Eligible Deposit Account in the name of the Trust (the "Revenue Fund"). The Revenue Fund will initially be established as a segregated trust account with the corporate trust department of Bankers Trust Company.

            (iii) The Administrator, for the benefit of the Noteholders, shall establish and maintain at the Indenture Trustee an Eligible Deposit Account in the name of the Trust (the "Reserve Fund"). The Reserve Fund will initially be established as a segregated trust account with the corporate trust department of Bankers Trust Company.

            (iv) Funds on deposit in the Acquisition Fund, the Revenue Fund and the Reserve Fund (collectively, the "Trust Accounts") shall be invested by the Indenture Trustee (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments pursuant to written instructions provided by the Administrator in accordance with Section 4.07 of the Indenture; provided, however, the Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by (or by any custodian on behalf of) the Indenture Trustee for the benefit of the Issuer.

            (v) The Administrator shall establish separate from the Trusts Accounts a fund that will not constitute security for the Notes issued under the Indenture (the "Operating Fund"). The Operating Fund shall be funded by transfers from the Revenue Fund and the Acquisition Fund and shall be used to pay the Program Expenses of the Trust.

            (vi) The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer to carry out its duties under the Servicing Agreement, permitting the Indenture Trustee to carry out its duties under the Indenture and withdrawing any amounts deposited in error into such accounts.

            (vii) On each Determination Date, the Administrator shall calculate all amounts required to determine the amounts to be deposited in the Revenue Fund and the other Trust Accounts and the amounts to be distributed therefrom on the Payment Date or other dates from which amounts therein are to be distributed.

            (d) Acquisition Fund. The Administrator shall instruct the Indenture Trustee to deposit into the Acquisition Fund all proceeds derived from the sale of Notes. The Administrator shall instruct the Indenture Trustee in writing to make withdrawals from amounts deposited in the Acquisition Fund as provided in the Indenture, and the Indenture Trustee shall comply with such instructions.

            (e) Revenue Fund. The Administrator shall instruct the Indenture Trust to deposit into the Revenue Fund all Revenues derived from Financed Student Loans and all other Revenues derived from money or assets on deposit in the Acquisition Fund, the Reserve Fund, all Counterparty Derivative Payments and any other amounts deposited thereto by the Issuer, all as provided in the Indenture. The Administrator shall also instruct the Indenture Trustee in writing to make withdrawals from amounts deposited in the Revenue Fund as provided in the Indenture, and the Indenture Trustee shall comply with such instructions.

            (f) Reserve Fund. The Administrator shall instruct the Indenture Trust to deposit into the Reserve Fund the proceeds from the sale of the Notes. The Administrator shall also instruct the Indenture Trustee in writing to make withdrawals from amounts deposited in the Reserve Fund as provided in the Indenture, and the Indenture Trustee shall comply with such instructions.

            (g) Operating Fund. The Administrator shall instruct the Indenture Trustee to deposit into the Operating Fund the amount specified in each Supplemental Indenture from the Revenue Fund, and if necessary, from the Acquisition Fund pursuant to the Indenture. The Administrator shall also instruct the Indenture Trustee to use the funds in the Operating Fund to pay the Program Expenses of the Trust.

            (i) Statements to Noteholders. The Administrator shall provide to the Indenture Trustee and any Swap Counterparties (with a copy to the Rating Agencies) the information required under Section 11.04 of the Indenture.

            (h) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Indenture Trustee of the proposed action and the Indenture Trustee shall have consented to it. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

            (i) the amendment of or any supplement to the Indenture;

            (ii) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Financed Student Loans);

            (iii) the amendment, change or modification of the Basic Documents;

            (iv) the appointment of successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Indenture Trustee of its obligations under the Indenture; and

            (v) the removal of the Indenture Trustee.

            (i) The Administrator may, from time to time, direct the Trust to enter into Swap Agreements or amendments to Swap Agreements pursuant to the terms of any Supplemental Indenture, provided that after entering into such Swap Agreement or amendment to such Swap Agreement, the notional amount of all of Swap Agreements to which the Trust is a party is less than or equal to the outstanding principal balance of the Notes.

            Section 3. Annual Statement as to Compliance.

            (a) The Administrator shall deliver to the Trust, the Indenture Trustee and any Swap Counterparties, on or before March 31 of each year beginning March 31, 2003, an Administrator's Certificate dated as of March 31 of such year, stating that (i) a review of the activities of the Administrator during the preceding 12-month period (or, in the case of the first such certificate, during the period from a Closing Date to December 31, 2002) and of its performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Administrator has fulfilled all its obligations under this Agreement throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of each such Administrator's Certificate and each report referred to in Section 4 to the Rating Agencies. A copy of such Administrator's Certificate and each report referred to in Section 4 may be obtained by any Noteholder or Note Owner by a request in writing to the Indenture Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Indenture Trustee that such Person is one of the foregoing parties.

            (b) The Administrator shall deliver to the Trust, the Indenture Trustee and any Swap Counterparties, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Administrator's Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Section 12 hereof.

            Section 4. Annual Independent Certified Public Accountants' Report. The Administrator shall cause a firm of independent certified public accountants, which may also render other services to the Administrator, to deliver to the Trust, the Indenture Trustee and any Swap Counterparties on or before March 31 of each year beginning March 31, 2003, a report addressed to the Administrator, the Trust, the Eligible Lender Trustee, the Indenture Trustee and any Swap Counterparties (which report may be combined with other reports required to be delivered by such accountants to the Administrator, the Trust, the Eligible Lender Trustee and the Indenture Trustee under the Basic Documents), to the effect that such firm has examined certain documents and records relating to the administration of the Financed Student Loans and of the Trust during the preceding fiscal year ended March 31 (or, in the case of the first such report, during the period from a Closing Date to March 31) and that, on the basis of the accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that the administration of the Trust was conducted in compliance with the terms of this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report. The Indenture Trustee shall send a copy of each such report to the Rating Agencies.

            Such report will also indicate that the firm is independent of the Administrator within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

            Section 5. Administrator Expenses. The Administrator shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Administrator and expenses incurred in connection with distributions and reports to the Noteholders and any Swap Counterparties.

            Section 6. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

            Section 7. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to a fee of $0.10 per loan per month on all Financed Student Loans, paid monthly in arrears commencing April, 2002, subject to an annual increase of 2% (the "Administration Fee"), which shall be solely an obligation of the Issuer and payable solely from the Operating Fund as provided herein.

            Section 8. Additional Information to Be Furnished. The Administrator shall furnish to the Issuer and any Swap Counterparties from time to time such additional information regarding the Collateral as the Issuer or any Swap Counterparties shall reasonably request. Following the time, if any, that any Swap Counterparties' counterparty ratings fall below "A3" by Moody's, "A-" by S&P, "A-" by Fitch or their equivalent, upon request of a Rating Agency, the Administrator shall furnish to such Rating Agency, cashflow projections for the Trust.

            Section 9. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer in any way and shall not otherwise be deemed an agent of the Issuer.

            Section 10. No Joint Venture. Nothing contained in this Agreement
(i) shall constitute the Administrator and the Issuer as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

            Section 11. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer or the Indenture Trustee.

            Section 12. Administrator Default. For the purposes of the Indenture, each of the following events shall constitute an Administrative
Default:

            (a) any failure by the Administrator to direct the Indenture Trustee to make any required distributions from any of the Trust Accounts, which failure continues unremedied for five (5) Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee or after discovery of such failure by an officer of the Administrator; or

            (b) any failure by the Administrator duly to observe or to perform in any material respect any other covenants or agreements of the Administrator set forth in this Agreement or any other Basic Documents, which failure shall
(i) materially and adversely affect the rights of Noteholders and (ii) continues unremedied for a period of sixty (60) days after the date of discovery of such failure by an officer of the Administrator or on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Trustee or (B) to the Administrator and to the Indenture Trustee by the Noteholders representing not less than 25% of the Outstanding Amount of the Notes; or

            (c) the occurrence of an Event of Bankruptcy involving the Administrator; or

            (d) any representation or warranty made by the Administrator hereunder or under any other Basic Document, or in any certificate furnished hereunder or under any Basic Document, shall prove to be untrue or incomplete in any material respect;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee, or the Noteholders evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee, the Issuer and the Swap Counterparty if given by the Noteholders), may terminate all the rights and obligations (other than the obligations set forth in Section 23 hereof) of the Administrator under this Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement, whether with respect to the Notes or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under Section 13 hereof; and, without limitation, the Indenture Trustee and the Issuer are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee, the Issuer and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement. All reasonable costs and expenses (including attorneys' fees and expenses) incurred in connection with such transfer of responsibilities and amending this Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of an Administrator Default, the Indenture Trustee shall give notice thereof to the Rating Agencies and any Swap Counterparties.

Section 13. Appointment of Successor.

            (a) Upon receipt by the Administrator of notice of termination pursuant to Section 12 hereof, or the resignation by the Administrator in accordance with the terms of this Agreement, the predecessor Administrator shall continue to perform its functions as Administrator, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until a successor Administrator has accepted and assumed the responsibilities of the Administrator and, in the case of resignation, until the later of (x) the date one hundred and twenty (120) days from the delivery to the Issuer and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Administrator shall become legally unable to act as Administrator as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of termination hereunder of the Administrator, the Issuer shall appoint a successor Administrator acceptable to the Indenture Trustee and the successor Administrator shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee. In the event that a successor Administrator has not been appointed at the time when the predecessor Administrator has ceased to act as Administrator in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Administrator and the Indenture Trustee shall be entitled to the Administration Fee. Notwithstanding the above, the Indenture Trustee (with prior written notice to any Swap Counterparties ) shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, as the successor to the Administrator under this Agreement, any established institution the regular business of which includes the servicing or administration of student loans.

            (b) Upon appointment, the successor Administrator (including the Indenture Trustee acting as successor Administrator) shall be the successor in all respects to the predecessor Administrator and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Administrator that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Administrator (which shall not exceed the Administration Fee unless the Swap Counterparties, if any, give their prior written consent and such compensation arrangements will not result in a downgrading of the Senior Notes or the Subordinate Notes by any Rating Agency), and all the rights granted to the predecessor Administrator by the terms and provisions of this Agreement.

            (c) The Administrator may not resign unless it is prohibited from serving as such under applicable law or in violation of any final order of a court or administrative agency with jurisdiction over the Administrator or its properties, as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee, the Issuer and the Eligible Lender Trustee. Notwithstanding the foregoing or anything to the contrary herein or in the Basic Documents, the Indenture Trustee, to the extent it is acting as successor Administrator pursuant hereto, shall be entitled to resign to the extent a qualified successor Administrator has been appointed and has assumed all the obligations of the Administrator in accordance with the terms of this Agreement and the Basic Documents.

            Section 14. Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Administrator pursuant to Section 12 or 13, the Indenture Trustee shall give prompt written notice thereof to Noteholders, any Swap Counterparties and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

            Section 15. Waiver of Past Defaults. The Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes may, on behalf of all Noteholders, waive in writing any default by the Administrator in the performance of its obligations hereunder and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement to the extent provided in such waiver. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto. Section 16. Notices. Any notice, report or other communication given hereunder shall be in writing (or in the form of facsimile notice, followed by written notice) and addressed as follows:

            (a)   if to the Issuer, to

                  SLC Student Loans Trust-I
                  c/o Wilmington Trust Company
                  Rodney Square North
                  1100 North Market Street
                  Wilmington, Delaware 19890-0001
                  Attention: Corporate Trust Administration
                  Telephone: (203) 975-6112

            (b)   if to the Eligible Lender Trustee, to

                  Bankers Trust Company
                  Four Albany Street
                  New York, New York 10006
                  Until further notice:
                  100 Plaza One
                  Jersey City, New Jersey  07311
                  Attention: Structured Finance Services
                  Telephone: (201) 593-6793
                  Facsimile: (201) 593-6459

            (c)   if to the Administrator, to

                  The Student Loan Corporation
                  750 Washington Boulevard
                  9th Floor
                  Stamford, Connecticut 06901
                  Attention: Steven J. Gorey
                  Telephone: (203) 975-6112
                  Facsimile: (203) 975-6299

(d)         if to the Indenture Trustee, to

                  Bankers Trust Company
                  Four Albany Street
                  New York, New York 10006
                  Until further notice:
                  100 Plaza One
                  Jersey City, New Jersey 07311
                  Attention: Structured Finance Services
                  Telephone: (201)-593-6793
                  Facsimile: (201)-593-6459

            (e) if to any Swap Counterparties, to the address specified in any Swap Agreements or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

            Section 17. Amendments. This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuer and the Administrator, with the prior written consent of any Swap Counterparties, but without the consent of the Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that such amendment will not, in an Opinion of Counsel obtained on behalf of the Issuer and satisfactory to the Indenture Trustee, materially and adversely affect the interest of any Noteholder. This Agreement may also be amended by the Issuer and the Administrator, with the prior written consent of any Swap Counterparties and the Noteholders of at least a majority in the Outstanding Amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to the Financed Student Loans or distributions that are required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the Noteholders which are required to consent to any such amendment, without the consent of all Outstanding Noteholders. Prior to the execution of any such amendment, the Administrator shall furnish written notification of the substance of such amendment to each of the Rating Agencies.

            Section 18. Assignment. Notwithstanding anything to the contrary contained herein, the Administrator may assign its obligations and duties as administrator to an affiliate if the Rating Agencies provide a Rating Confirmation.

            Section 19. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. Section 20. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

            Section 21. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

            Section 22. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            Section 23. Not Applicable to The Student Loan Corporation in Other Capacities. Nothing in this Agreement shall affect any obligation The Student Loan Corporation may have in any other capacity under any other Basic Documents.

            Section 24. Liability of Administrator; Indemnities. The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement.

            The Administrator shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Servicer, any Swap Counterparties and the Noteholders and any of the officers, directors, employees and agents of the Issuer, the Indenture Trustee and the Servicer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

            The Administrator shall pay reasonable compensation to the Indenture Trustee and shall reimburse the Indenture Trustee for all reasonable expenses, disbursements and advances, and indemnify, defend and hold harmless the Indenture Trustee and its officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities, to the extent and in the manner provided in, and subject to the limitations of, Section
6.05 of the Indenture.

            For purposes of this Section, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 25 hereof) as Administrator pursuant to Section 12 hereof or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 13 hereof.

            Indemnification under this Section shall survive the resignation or removal of the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Agreement and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

            Section 25. Merger or Consolidation of, or Assumption of the Obligations of, Administrator. Any Person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator, if other than The Student Loan Corporation, executes an agreement of assumption to perform every obligation of the Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 1 shall have been breached and no Administrator Default, and no event that, after notice or lapse of time or both would become an Administrator Default, shall have occurred and be continuing and (iii) the Administrator shall have delivered to the Indenture Trustee and any Swap Counterparties an Administrator's Certificate or an Opinion of Counsel stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction.

            Section 26. Limitation on Liability of Administrator and Others. Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders, the Indenture Trustee or any Swap Counterparties, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of obligations and its duties under this Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

            Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Financed Student Loans and the Trust in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the Basic Documents and the interests of the Noteholders under the Indenture.

            Section 27. The Student Loan Corporation Not to Resign as Administrator. Subject to the provisions of Sections 18 and 25 hereof, The Student Loan Corporation shall not resign from the obligations and duties imposed on it as Administrator under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over The Student Loan Corporation or its properties, as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee, the Issuer and the Eligible Lender Trustee. Notice of any such determination permitting the resignation of The Student Loan Corporation shall be communicated to the Indenture Trustee and any Swap Counterparties at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and any Swap Counterparties concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obligations of The Student Loan Corporation in accordance with Section 13 hereof.

            Section 28. Limitation of Liability of the Indenture Trustee. Notwithstanding anything contained herein to the contrary this Agreement has been acknowledged and agreed to by Bankers Trust Company not in its individual capacity but solely as Indenture Trustee and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

            Section 29. Limitation of Liability of the Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Owner Trustee, not individually or personally but solely as owner trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other Basic Documents.

            Section 30. Limitation of Liability of Eligible Lender Trustee. Notwithstanding any other provision in this Agreement or the other Basic Documents, nothing in this Agreement or the other Basic Documents shall be construed to limit the legal responsibility of the Eligible Lender Trustee or the Indenture Trustee, to the U.S. Secretary of Education or a Guarantor for any violations of statutory or regulatory requirements that may occur with respect to loans held by the Eligible Lender Trustee or the Indenture Trustee pursuant to, or to otherwise comply with their obligations under, the Higher Education Act or implementing regulations.

            Section 31. Third-Party Beneficiaries. The Noteholders and any Swap Counterparties are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were parties hereto; provided, however, that in the case of any Swap Counterparty, such right to enforcement and the right to provide consents or waivers pursuant to the provisions hereof or to take other actions as provided herein are conditioned upon its not being in default under its Swap Agreement.
Section 32. Consents. With respect to any action to be taken hereunder that requires the consent of a party hereto or of the Owner Trustee or the Indenture Trustee, such consent shall not be unreasonably withheld, delayed or conditioned.


                        [Signatures Follow on Next Page]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                                    SLC STUDENT LOAN TRUST-I

                                    By: WILMINGTON TRUST COMPANY, not in
                                       its individual capacity but solely as
                                       Owner Trustee



                                    By: /s/ Anita E. Dallago
                                        ----------------------------------------
                                        Name:  Anita E. Dallago
                                        Title: Senior Financial Services
                                        Officer


                                        THE STUDENT LOAN CORPORATION, as
                                        Administrator



                                    By /s/ Steven J. Gorey
                                       -----------------------------------------
                                       Name:  Steven J. Gorey
                                       Title: Chief Financial Officer

            Acknowledged and Agreed by:


                                    WILMINGTON TRUST COMPANY, not in its
                                       individual capacity but solely as
                                       Owner Trustee



                                    By:/s/ Anita E. Dallago
                                       -----------------------------------------
                                       Name:  Anita E. Dallago
                                       Title: Senior Financial Services
                                       Officer



                                    BANKERS TRUST COMPANY, not in its
                                    individual capacity but solely as
                                    Indenture Trustee


                                    By: /s/ Eileen Hughes
                                        ----------------------------------------
                                       Name:  Eileen Hughes
                                       Title: Vice President

                                POWER OF ATTORNEY



STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )


            KNOW ALL MEN BY THESE PRESENTS, SLC Student Loan Trust-I (the "Issuer") does hereby make, constitute and appoint The Student Loan Corporation, as Administrator under the Administration Agreement (as defined below), and its agents and attorneys, as Agents and Attorneys-in-Fact of the Issuer, to execute on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of the Issuer to prepare, file or deliver pursuant to the Basic Documents (as defined in the Administration Agreement), including without limitation, to appear for and represent the Issuer in connection with the preparation, filing and audit of any federal, state and local tax returns pertaining to the Issuer, and with full power to perform any and all acts associated with such returns and audits that the Issuer could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restriction on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements. For the purpose of this Power of Attorney, the term "Administration Agreement" means the Administration Agreement dated as of March 27, 2002, between the Issuer and The Student Loan Corporation, as Administrator as such may be amended from time to time.

            All powers of attorney for this purpose heretofore filed or executed by Owner Trustee are hereby revoked.

EXECUTED as of the 27th day of March.


                                       SLC STUDENT LOAN TRUST-I

                                       By:  WILMINGTON TRUST COMPANY, not in
                                            its individual capacity but
                                            solely as Owner Trustee



                                       By:/s/ Anita E. Dallago
                                          --------------------------------------
                                          Name: Anita E. Dallago
                                          Title: Senior Financial
                                          Services Officer

STATE OF NEW YORK       )
                        )  ss.:
COUNTY OF NEW YORK      )


            Before me, the undersigned authority, on this day personally appeared [____________________________] known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that such person signed the same for the purposes and considerations therein expressed.

            GIVEN UNDER MY HAND AND SEAL OF OFFICE this [_______] day of [_______].



                                        --------------------------------------
                                        Notary Public in and for the State of
                                                      New York



                                        --------------------------------------
                                            Printed Name of Notary Public


                  [SEAL]



My commission expires:



----------------------------